UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 29, 2004

BROADWAY FINANCIAL CORPORATION

(Exact name of small business issuer as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Wilshire Boulevard, Los Angeles, California

(Address of Principal Executive Offices)

90010

(Zip Code)

(323) 634-1700

(Issuer’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 7. Exhibits

(c) Exhibit 99.1

Copy of Press Release on earnings for the quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

On April 29, 2004, Broadway Financial Corporation issued a Press Release on earnings for the quarter ended March 31, 2004. A copy of the Press Release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION
(Registrant)

Date: April 29, 2004	By:	/s/ Alvin D. Kang
(Signature)

	Name:	Alvin D. Kang
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit	Page No.
99.1	Press Release	5

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